INVESTOR PRESENTATION JULY 2020 NASDAQ: AOUT Exhibit 99.1

American Outdoor Brands (NASDAQ: AOUT) Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, the anticipated timing for the spin-off; our strategy for maximizing growth; our belief that we have a strong balance sheet to support organic and inorganic growth objectives; our estimate of the size of the rugged outdoor recreational market; our belief that our family of brands has significant runway for growth; our belief that we have a repeatable process for innovating and rejuvenating mature product categories; our belief that we have a leverageable platform for acquisitions; our expectations for new products and new patents in 2020; our belief that we have a robust, multi-year pipeline of new products; our strategy to pursue appropriate acquisitions with a focus on the large and growing markets in which our core consumers participate; our strategic priorities for growth; our expectation for continued sales growth through leveraging brand lane platforms; our expectations of improved product mix going forward; our belief that leverage of fixed general and administrative costs, brand lanes, and e-commerce investments will yield significant EBITDAS contribution as the business grows; our expectation that EBITDAS margin will improve meaningfully; and our financial outlook for fiscal 2021 and long-term drivers. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, the effects of the coronavirus, or COVID-19, pandemic, including potential disruptions in our ability to source the raw materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; lower levels of consumer spending; our ability to introduce new products that are successful in the marketplace; interruptions of our arrangements with third-party contract manufacturers that disrupt our ability to fill our customers’ orders; increases in costs or decreases in availability of finished products, product components, and raw materials; the failure to maintain or strengthen our brand recognition and reputation; the ability to forecast demand for our products accurately; our inability to expand our e-commerce business; our inability to compete in a highly competitive market; our dependence on large customers; an increase in private label products by our customers; pricing pressures by our customers; our ability to collect our accounts receivable; the risk of earthquakes, fire, power outages, power losses, and telecommunication failures; our abilities to identify acquisition candidates, complete acquisitions of potential acquisition candidates, and integrate their businesses with our business, and the success of acquired companies; our ability to protect our intellectual property; the risk of complying with any applicable foreign laws or regulations and the effect of increased protective tariffs; the performance and security of our information systems; the potential for product recalls, product liability, and other claims against us; our dependence on key personnel; economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearms-related products; the state of the U.S. economy; risks associated with of our new principal facility, including the expected benefits; and other risks detailed from time to time in our reports filed with the SEC, including our Registration Statement on the Form 10 (and all amendments thereto). LEGAL SAFE HARBOR

American Outdoor Brands (NASDAQ: AOUT) American Outdoor Brands Spin-Off Overview On November 13, 2019, Smith & Wesson Brands, Inc. (“SWBI”) (then called American Outdoor Brands Corporation), announced its plan to spin-off its outdoor products & accessories business to form an independent, publicly traded company: American Outdoor Brands, Inc. (“AOUT” or “Spin-Co”) Each SWBI stockholder of record will receive one share of AOUT common stock for every four shares of SWBI common stock held by such stockholder as of the close of business on the Record Date Record Date — August 2020 Distribution Date — Late August 2020 Upon the completion of the separation, the Spin-Co will trade under the ticker symbol “AOUT” on Nasdaq Transaction Overview Compelling Strategic Rationale Distinct Focus — market opportunities in rugged outdoor products & accessories, both organically through robust innovation, and inorganically by acquiring new brands Differentiated Investment Thesis — outdoor products & accessories company focused on the rugged outdoor enthusiast, delivering high growth via re-investment in the business and M&A Optimized Balance Sheet and Capital Allocation Priorities — prioritization of investments and capital structure tailored to AOUT’s business model to execute on specific growth strategy Incremental Stockholder Value — benefit from the investment community's ability to value a pure-play outdoor products & accessories company independently will drive incremental stockholder value

Experienced Leadership BRIAN D. MURPHY President & Chief Executive Officer Joined in 2016 14+ years experience Lead execution of AOUT’s “Dock & Unlock”TM strategy as part of expansion into new outdoor product categories and markets Experienced leader with ability to motivate teams, build and run business operations, and apply transactional and industry experience Significant M&A and financial experience with publicly traded companies H. ANDREW FULMER, CPA Chief Financial Officer Joined in 2010 24+ years experience Extensive financial experience with the company, and played key role in the development and execution of the company’s long-term acquisition strategy Led the company’s strategic planning process and developed procedures for acquisition-related financial modeling, due diligence, internal controls, and integration American Outdoor Brands (NASDAQ: AOUT)

A Diverse Outdoor Products & Accessories Company American Outdoor Brands, Inc. (“AOUT”): A growth-oriented provider of outdoor products & accessories, including hunting, fishing, camping, shooting, and personal security and defense products, for rugged outdoor enthusiasts: We participate in a very large, passion-driven industry ($30-35 billion) benefitting from favorable macro trends Portfolio of 20 diverse consumer brands, with many in early stages of growth Every brand “Docked” into one of four “Brand Lanes” – each lane designed to nurture and tease out each brands’ potential (referred to as our “Dock & Unlock” strategy for maximizing growth) Recent investments in infrastructure create a “turn key” platform from which to grow (new distribution center, new e-commerce platform, brand lane resources) Strong balance sheet to support organic and inorganic growth objectives ~$30-35B Rugged Outdoor Recreational Market(a) Estimated market size per AOUT management’s estimates. American Outdoor Brands (NASDAQ: AOUT)

COMPANY HISTORY AND KEY MILESTONES

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

Key Business Milestone — Strategic Acquisition

Dec 2014

Battenfeld Technologies, Inc.

Acquired **Battenfeld Technologies**

The acquisition by SWBI provided a broad, established platform for organic and inorganic growth of newly established accessories division

Jan 2015

Hooyman Premium Tree Saws

Acquired **Hooyman**

Feb 2016

Acquired **PowerTech**

Aug 2016

Taylor Brands

Acquired **Taylor Brands**

Tuck-in acquisition that expanded outdoor product offering in knives and specialty tools

Aug 2016

Crimson Trace

Acquired **Crimson Trace**

Acquisition served as an ideal platform for new Electro-Optics Division

Nov 2016

UST Brands

Acquired **Ultimate Survival Technologies**

Further diversified revenue base and expanded outdoor product offering

Dec 2016

SWBI formed the Outdoor Products & Accessories division and named **Brian Murphy as President** in 2017

To reflect a broad and growing array of brands and businesses in the shooting, hunting and rugged outdoor enthusiast markets

Aug 2017

Bubba Blade

Acquired **BUBBA Blade**

Gained access to the large fishing accessories market

Feb 2018

Brand Lanes formed

All Existing Outdoor Products & Accessories brands were "docked" into newly formed lanes: Marksman, Defender, Harvester, and Adventurer

Jan 2019

LaserLyte

Electro-Optics division acquired **LaserLyte**

Expanded product portfolio with laser training devices

Apr 2019

Electro-Optics division integrated into Outdoor Products & Accessories division

Crimson Trace and LaserLyte brands moved into Outdoor Products & Accessories' Defender brand lane

Nov 2019

Announced Spin-Off by SWBI of Outdoor Products & Accessories division

Will create two independent public companies: SWBI and AOUT

© 2020 American Outdoor Brands, Inc. All Rights Reserved

6

Using our "Dock and Unlock”TM formula, we leverage our brand lanes to reframe our brands’ growth potential Thereby creating “Permission to Play" in new product categories and establishing entrance into wholly new, large addressable markets Resulting in a family of brands with significant runway for growth, TAKING BRANDS “FROM NICHE TO KNOWN”TM American Outdoor Brands (NASDAQ: AOUT) The power is in the platform Brand A x AOB Dock (Strategy + Resources)  = Brand A + ∞ Unlocked Potential THE “DOCK AND UNLOCK”TM FORMULA Adventurer Harvester Marksman Defender Note:American Outdoor Brands, Inc. will license the brands Smith & Wesson® Accessories; M&P® Accessories; Thompson/Center Arms™ Accessories; and Performance Center® Accessories, all of which will be owned by Smith & Wesson Brands, Inc. and will be exclusively licensed to American Outdoor Brands, Inc., after the spin-off.

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

PRODUCTS THAT APPEAL TO CORE CONSUMER ACTIVITIES


Caldwell Range Gear
Frankford M-Press
Caldwell Digital F.A.T. Wrench
Tipton Ultra Gun Vise
Lockdown Puck
Lockdown Cable Gun Lock
M&P Night Terror Flashlight
Crimson Trace CSA-1309 Rifle Scope
Crimson Trace CTS-1400 Red Dot Sight


AMERICAN OUTDOOR BRANDS
Wheeler
Tipton
FRANKFORD ARSENAL
Hooyman
Uncle Henry
BOG
OLD TIMER
CALDWELL
MEAT!
CONSUMER ACTIVITY
AT THE BENCH
PRE HUNT
HUNT
IN THE FIELD
BRAND LANE
MARKSMAN
HARVESTER
POST HUNT
TRAIN
DEFENDER
ADVENTURER
RUGGED OUTDOORS
PROTECT
DEFEND
SECURE
CAMPING
FISHING
LASERLYTE
SCHRADE
IMPERIAL
M&P
LOCKDOWN
BUBBA
ust


BOG Blood Moon Game Camera
Hooyman No Slip H-Grip Land Management Tools
MEAT! 1.5 HP Meat Grinder
Old Timer Sharpfinger
Highlander™ 2-person Backpacking Tent
Schrade Machete
BUBBA Lithium Ion Cordless Fillet Knife
UST USB-Rechargeable Headlamp

© 2020 American Outdoor Brands, Inc. All Rights Reserved 8

American Outdoor Brands (NASDAQ: AOUT) Leading Marketing Capabilities Each brand lane has dedicated: Brand Management Creative Development Content Deployment Customer Support On-Site Capabilities: Photography & recording studio Advanced assortment of equipment from 3D image capture to cinema quality cameras Workshop for fabrication of prototypes (merchandising displays, packaging, etc.) 100% In-House Content Production: Legacy New Selected Branding Updates

American Outdoor Brands (NASDAQ: AOUT) Product Development Engine Reloading & Gunsmithing Lab 3D Print Lab CNC Machine Lab 4 state-of-the-art product development labs In-house same-day rapid prototyping capabilities 35+ product development employees New Products For 2020 Strategic Investments in Product Development Results 300+ new products created in FY 2020 30 new utility patents in 2020 alone HARVESTER MARKSMAN 65 NEW PRODUCTS ADVENTURER DEFENDER 112 NEW PRODUCTS 88 NEW PRODUCTS 38 NEW PRODUCTS

Unique “T-Shaped” team structure provides wide product design expertise Depth of knowledge and developed IP is transferred to new products The result is a robust, multi-year pipeline of new products that reflects each brand’s “Permission to Play” American Outdoor Brands (NASDAQ: AOUT) Technology that spreads (M&P Night Terror Flashlight) (Frankford Arsenal Rotary Tumbler) (Hooyman Tree Saw) (BUBBA Fillet Knife) (All New Electric Fillet Knife)

Original Niche: Fillet Knives “DOCK & UNLOCK”TM CASE STUDY American Outdoor Brands (NASDAQ: AOUT) From water to plate, BUBBA provides anglers with kick-ass tools to enjoy the ultimate lifestyle of adventure From Niche To KnownTM Expanded potential by dropping "Blade" from the name and positioned it to capture the "water to plate" lifestyle Entered new product categories in which it now has “Permission to Play", reaching a wider audience beyond just salt water fishing >100% sales growth in FY20

Original Niche: Tripods, Bipods, Monopods “DOCK & UNLOCK”TM CASE STUDY American Outdoor Brands (NASDAQ: AOUT) For the Obsessed Hunter, BOG is the only brand that delivers unmatched performance and versatility on the hunt because our products are engineered for the Expanded potential by dropping “Pod" from the name and positioned it as a versatile hunting brand Entered new product categories where it now has “Permission to Play", reaching a wider audience beyond just shooting sticks >200% sales growth in FY20 From Niche To KnownTM

We have made significant investments in our e-commerce platform and online ecosystem to reflect how consumers shop During COVID-19, consumers responded to retail store closures by seeking out AOUT’s popular brands and products online Shift in consumer preference to online retailers and increases in our own direct-to-consumer business E-Commerce Platform E-commerce sales AOUT’s e-commerce platform is driving growth via digital advertising and consumer awareness 21% Revenue CAGR from FY18-FY20 (US$ in millions) Note:AOUT’s e-commerce channels include net sales from customers that do not operate a physical brick and mortar store, but generate the majority of their revenue from consumer purchases from their retail websites. American Outdoor Brands (NASDAQ: AOUT)

E-Commerce Case Study Opportunity: Increasing popularity of DIY meat processing with consumers Large, growing market with reach well beyond hunters No obvious, attractive acquisition targets in the market Harvester brand lane resources in place with existing consumer and product expertise e-commerce platform capable of full DTC solution Result: Launched MEAT! brand via MeatYourMaker.com (DTC only) Clever, on-trend meat processing tools, comprising 28 SKUs Pre-Hunt Hunt Post-Hunt Acquire or Create? Product Development Capability Consumer Familiarity Rugged Outdoor Product Category ü Assess Organic Capabilities 2 Create 3 Understand Journey of the Harvester 1 18 months from concept to full commercialization and website launch MEAT! Instagram American Outdoor Brands (NASDAQ: AOUT)

Outdoor Recreational Participation Comparison Strong industry fundamentals American Outdoor Brands (NASDAQ: AOUT) Outdoor Participation Trending Source:2019 Outdoor Participation Report, National Shooting Sports Foundation, National Golf Foundation, Tennis Industry Association. >50% of the U.S. Participates in Outdoor Rec Activities (in millions)

American Outdoor Brands (NASDAQ: AOUT) STRATEGIC PRIORITIES FOR GROWTH Introduce New, Differentiated Products Leveraging agile brand and product development teams Focus on disruptive technology and successful product launches Create competitive moats through intellectual property Expand Addressable Market Leverage our brands’ “Permission to Play” Enter new product categories that appeal to a wider audience Naturally pull some brands beyond the “rugged outdoor” market Pursue Complementary Acquisitions Seek tuck-in acquisitions into brand lane structure that augment organic growth where we have: Product expertise Familiarity with the consumer Complementary to existing portfolio and sales channels Cultivate Direct-to-Consumer Relationships Invest in creative teams & e-commerce platform: Create and distribute high content volumes Help drive pull-through at retail Enable consumers to purchase directly from our platform Expand & Enhance Supply Chain Identifying, qualifying, attracting, and maintaining qualified contract manufacturers Qualifying additional suppliers will reduce dependence on one or a small group of suppliers Protect against operational, performance, or capacity issues United States China Taiwan Japan South Korea Philippines India Thailand Mexico 1 2 5 3 4

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

PURSUE COMPLEMENTARY ACQUISITIONS

Pursue appropriate acquisitions for AOUT, with a **focus on the large and growing markets in which our core consumers participate**. This disciplined approach to acquisitions has led to our complementary brand portfolio

IDEAL ACQUISITION CRITERIA

- ✓ "Dock & Unlock"™ Friendly via Brand Lane Structure
- ✓ "From Niche to Known"™ Opportunity (Runway for Growth)
- ✓ Large, Addressable Markets
- ✓ Low Complexity
- ✓ Further Diversifies AOUT's Supply Chain


SIGNIFICANT MARKET OPPORTUNITY
~$16B(a) Shooting & Hunting Market
Hunting
Shooting
Fishing
Archery
~$90-100B(a) U.S. Outdoor Recreation Market
Camping
Paddling
Hiking
~$30-35B(b) Rugged Outdoor Recreation Market

(a) Based on a 2017 report issued by the Outdoor Industry Association.
(b) Estimated market size per AOUT management's estimates.

© 2020 American Outdoor Brands, Inc. All Rights Reserved
18

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

SUMMARY FINANCIAL OVERVIEW

REVENUE & GROSS MARGIN


$71.6
48.9%
FY2016
$140.7
48.1%
FY2017
$171.7
46.5%
FY2018
$177.4
47.1%
FY2019
$167.4
42.4%
FY2020

- ✓ Historical revenue driven by both organic and inorganic growth (5 strategic acquisitions completed since FY2016)
- ✓ Significant sales growth within e-commerce channel – growth expected to continue through leveraging brand lane platforms
- ✓ "Dock & Unlock"™ strategy allows for expansion into new product categories providing AOUT's young brands with significant runway for growth
- ✓ Gross margins stabilized from impacts of tariffs and unfavorable manufacturing variances — expect improved product mix going forward

ADJ. EBITDAS & ADJ. EBITDAS MARGIN


$16.1
22.5%
FY2016
$28.3
20.1%
FY2017
$27.4
16.0%
FY2018
$23.6
13.3%
FY2019
$12.3
7.3%
FY2020

- ✓ Harvested cost savings from plant consolidations to reinvest in AOUT's brand lane platforms for future growth while steadying impacts from tariffs and manufacturing variances
- ✓ Leverage of fixed G&A costs, brand lanes and e-commerce investments will yield significant EBITDAS contribution as the business grows
- ✓ Expect EBITDAS margin to improve meaningfully

Note: US$ in millions. Fiscal year ended April 30. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, and stock compensation expense and excludes certain items we consider non-routine. See slide 28 for a reconciliation of Adjusted EBITDAS. Financials for FY2019 include activity for the period subsequent to the acquisition of LaserLyte. Financials for FY2018 include activity for the period subsequent to the acquisition of Fish Tales, LLC (BUBBA). Financials for FY2017 include activity for the period subsequent to the acquisitions of Taylor Brands, LLC, Crimson Trace, and UST.

© 2020 American Outdoor Brands, Inc. All Rights Reserved
19

Pro forma balance sheet As of April 30, 2020 American Outdoor Brands (NASDAQ: AOUT) Conservative Capital Structure to support Organic and Inorganic Growth Strong balance sheet with significant amount of liquidity Low-cost L+200, $50M asset-based revolving credit facility with additional $15M accordion feature(a) ~$25M of cash Growth and profitability will facilitate the prioritization of investments and capital allocation focused on both organic and inorganic growth Focus on working capital optimization by converting targeted sections of slower moving inventory into cash Strong free cash flow conversion with low level of maintenance capex Note:US$ in millions. (a) Asset-based revolving credit facility will become effective upon the completion of the separation of AOUT from SWBI.

American Outdoor Brands (NASDAQ: AOUT) Financial Outlook and Drivers Revenue $180M – $190M Adjusted EBITDAS $15M – $17M Capital Expenditures $2M – $4M FY2021 Introduce new differentiated products Expand addressable markets Augment organic growth with complementary acquisitions High level of operating leverage from existing brand lane platforms Adjusted EBITDAS margins expected to increase with revenue growth FY21 includes non-recurring expenditures related to incremental trade show costs Going forward will primarily be maintenance capex related to product tooling Long-Term Drivers Note:FY2021 financial guidance per AOUT Management's estimates is based on information available to Management at the time presented and is subject to change in the future especially in light of the difficulty in assessing and predicting with precision any further effects of COVID-19 on the industry and the company which are beyond Management's knowledge and control. Please see also reference to other factors that could change Management's estimates in the Legal Safe Harbor on Slide 2 of this presentation.

American Outdoor Brands (NASDAQ: AOUT) Summary INVESTMENT HIGHLIGHTS Experienced, Entrepreneurial Management Team Repeatable Process for Innovating and Rejuvenating Mature Product Categories Leverageable Platform for Acquisitions with Demonstrated Acquisition Execution Four Brand Lanes with Significant Runway for Growth Portfolio of Leading Brands and Products Focused on the Rugged Outdoor Market

Q&A

APPENDIX

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

COMPARABLE COMPANY ANALYSIS – OUTDOOR PRODUCTS

ENTERPRISE VALUE / EBITDA MULTIPLES


CY20E Median: 19.7x
CY21E Median: 15.8x
19.7x
14.8x
31.6x
16.8x
28.6x
22.2x
10.5x
N/A
12.5x
10.9x
10.8x
10.3x
25.1x
20.2x
ANTA
CLARUS
FOX
JOHNSON OUTDOORS (a)
newell BRANDS
VISTA OUTDOOR (b)
YETI

CY2020E	ANTA	CLARUS	FOX	JOHNSON OUTDOORS (a)	newell BRANDS	VISTA OUTDOOR (b)	YETI
YoY Rev. Growth %	11.7%	(17.3%)	2.5%	(8.9%)	(10.0%)	3.2%	(0.5%)
EBITDA Margin %	25.3%	6.2%	17.1%	14.6%	12.1%	7.2%	18.1%

Source: Public company filings and Capital IQ as of July 15, 2020.
(a) JOUT enterprise value includes ~$131 million of cash and ~$39 million of debt. Equity Value to EBITDA multiple is 11.7x for CY2020E.
(b) VSTO values are pro forma for the sale of Savage Arms in July 2019.

© 2020 American Outdoor Brands, Inc. All Rights Reserved
25

American Outdoor Brands (NASDAQ: AOUT) We use GAAP net income as our primary financial measure. We use Adjusted EBITDAS, which is a non-GAAP financial metric, as a supplemental measure of our performance in order to provide investors with an improved understanding of underlying performance trends, and it should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Adjusted EBITDAS is defined as GAAP net income/(loss) before interest, taxes, depreciation, amortization, and stock compensation expense. Our Adjusted EBITDAS calculation also excludes certain items we consider non-routine. We believe that Adjusted EBITDAS is useful to understanding our operating results and the ongoing performance of our underlying business, as Adjusted EBITDAS provides information on our ability to meet our capital expenditure and working capital requirements, and is also an indicator of profitability. We believe this reporting provides additional transparency and comparability to our operating results. We believe that the presentation of Adjusted EBITDAS is useful to investors because it is frequently used by analysts, investors, and other interested parties to evaluate companies in our industry. We use Adjusted EBITDAS to supplement GAAP measures of performance to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to neutralize our capitalization structure to compare our performance against that of other peer companies using similar measures, especially companies that are private. We also use Adjusted EBITDAS to supplement GAAP measures of performance to evaluate our performance in connection with compensation decisions. We believe it is useful to investors and analysts to evaluate this non-GAAP measure on the same basis as we use to evaluate our operating results. Adjusted EBITDAS is a non-GAAP measure and may not be comparable to similar measures reported by other companies. In addition, non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. We address the limitations of non-GAAP measures through the use of various GAAP measures. In the future, we may incur expenses or charges such as those added back to calculate Adjusted EBITDAS. Our presentation of Adjusted EBITDAS should not be construed as an inference that our future results will be unaffected by these items. Non-GAAP Financial Measures

AMERICAN OUTDOOR BRANDS (NASDAQ: AOUT)

SELECTED HISTORICAL COMBINED FINANCIAL DATA

	For the Fiscal Years Ended April 30,				
	2020	2019	2018	2017	2016
			(US$ in Thousands)		
Net sales	$167,379	$177,363	$171,681	$140,721	$71,587
Cost of sales	96,363	93,889	91,775	73,021	36,606
Gross profit	71,016	83,474	79,906	67,700	34,981
Operating expenses[(a)]	183,812	97,539	82,919	70,566	31,293
Operating income/(loss)	(112,796)	(14,065)	(3,013)	(2,866)	3,688
Total other income/(expense), net	4,942	5,278	4,020	1,088	461
Income/(loss) from operations before income taxes	(107,854)	(8,787)	1,007	(1,778)	4,149
Income tax expense/(benefit)[(b)]	(11,653)	734	(7,158)	(833)	1,452
Net Income/(loss)[(c)]	$(96,201)	$(9,521)	$8,165	$(945)	$2,697
Depreciation and amortization	$23,639	$24,990	$24,041	$21,115	$10,546
Adjusted EBITDAS[(d)]	$12,300	$23,615	$27,385	$28,267	$16,096
Capital expenditures	$1,480	$1,889	$1,516	$3,968	$1,302
Year-end financial position:					
Working capital	$80,876	$70,929	$49,606	$53,204	$12,188
Total assets	$248,415	$354,773	$365,272	$380,769	$148,271

(a) Operating expenses for FY2020 include a $98.9 million impairment of goodwill, and operating expenses for FY2019 include a $10.4 million impairment of goodwill.
(b) Income tax benefit in FY2018 was favorably impacted by $7.6 million as a result of the Tax Cuts and Jobs Act, or Tax Reform.
(c) Net income/(loss) for FY2019 includes activity for the period subsequent to the acquisition of LaserLyte. Net income/(loss) for FY2018 includes activity for the period subsequent to the acquisition of Fish Tales, LLC (BUBBA). Net income/(loss) for FY2017 includes activity for the period subsequent to the acquisitions of Taylor Brands, LLC, Crimson Trace, and UST.
(d) See slide 28 for a reconciliation of Adjusted EBITDAS.

© 2020 American Outdoor Brands, Inc. All Rights Reserved
27

NON-GAAP adjusted EBITDAS RECONCILIATION For the Fiscal Years Ended April 30, 2020 2019 2018 2017 2016 (US$ in Thousands) GAAP net income/(loss)   $(96,201) $(9,521) $8,165 $(945) $2,697 Income tax expense/(benefit)   (11,653) 734 (7,158) (833) 1,452 Depreciation and amortization 23,639 24,333 24,041 21,115 10,546 Related party interest income (4,963) (5,225) (2,309) (1,088) (458) Stock compensation 850 2,274 1,772 2,266 1,671 Goodwill impairment 98,929 10,396 — — — Inventory step-up expense — — — 3,551 — Product recall (180) (589) 1,666 — — Transition costs(a) 1,580 1,185 439 381 161 COVID-19 costs 299 — — — — Acquisition costs — 28 769 3,820 27 Non-GAAP Adjusted EBITDAS $12,300 $23,615 $27,385 $28,267 $16,096 Includes non-recurring costs related to restructuring activities, including severance, retention, lease impairments, and additional costs. American Outdoor Brands (NASDAQ: AOUT)